EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TOSECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Waitr Holdings Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Pringle, Chief Financial Officer of the Company, certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date set forth and for the periods presented in this report.

By:	/s/ David Pringle
David Pringle
Chief Financial Officer

Date: March 14, 2019